Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement: Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	1001 Tahoe Blvd.
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
        Mark R. Ludviksen
        1001 Tahoe Blvd.
        Incline Village, NV 89451

5. Registrant's telephone number:  775.886.1500

6. Date of fiscal year end:  December 31

7. Date of reporting period:  January 1, 2013 through
                              December 31, 2013


Item 1.  Report to Stockholders

Zazove Convertible Securities Fund, Inc.
Annual Report
December 31, 2013


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
TABLE OF CONTENTS
                                                        Page
HISTORICAL RETURNS (UNAUDITED)                             1

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM                                            2

FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                      3
  Schedule of Investments                                4-9
  Statement of Operations                                 10
  Statements of Changes in Net Assets                     11
  Statement of Cash Flows                                 12
  Notes to Financial Statements                        13-22
  Financial Highlights                                    23

PROXY VOTING POLICIES,DIVIDEND REINVESTMENT PLAN
AND TAX INFORMATION (UNAUDITED)                           24

FUND EXPENSES (UNAUDITED)                                 25

INVESTMENT ADVISORY AGREEMENT APPROVAL
(UNAUDITED)                                               26

DIRECTORS AND OFFICERS (UNAUDITED)                        27

Zazove Convertible Securities Fund, Inc.
Relative Historical Returns
For the Periods Ended December 31, 2013

[A graph illustrates the relative performance of the Fund versus the S&P 500 , Russell 2000 Index and Barclays Capital U.S. Aggregate Bond Index for the one year, three year, five year and ten year periods ended December 31, 2013. As illustrated in the graph, during this period the Fund's return was +17.02%,+8.12%, +21.83%
and +8.27%, respectively, while the return of the S&P 500 was +32.39%, +16.18%, +17.94% and +7.41%, respectively, the return of the Russell 2000 Index was +38.82%, +15.67%, +20.09% and +9.07%, respectively, and the return of the Barclays Capital U.S. Aggregate Bond Index was -2.03%,
+3.26%, +4.44% and +4.55%, respectively.

The returns for the Zazove Convertible Securities Fund, Inc. are presented after all fees and expenses.The returns of the S&P 500 Stock Index, the Russell 2000 Stock Index and the Barclays Capital U.S. Aggregate Bond Index are presented after the reinvestment of dividends and interest. Past results are not a guarantee of future performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Zazove Convertible Securities Fund, Inc.
Incline Village, Nevada


We have audited the accompanying statement of assets and liabilities of Zazove Convertible Securities Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects,the financial position of Zazove Convertible Securities
Fund, Inc. as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
February 25, 2014




ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2013

ASSETS

Investments, at fair value
(cost $75,185,685)                                $  82,152,602
Cash and cash equivalents, at fair value
(cost $2,634,209)                                     2,644,267
Receivables:
  Interest                                              352,619
  Dividends                                              31,720
  Securities sold                                     1,600,000
Other Assets                                              7,378

     Total assets                                    86,788,586


LIABILITIES

Securities sold short, at fair value                  3,326,743
(proceeds $2,930,583)
Payables:
  Capital shares redeemed                               915,943
  Subscriptions received in advance                   2,300,000
  Due to broker                                       6,042,553
  Transfer agency fees                                    7,125
  Custody fees                                              650
  Professional fees                                      43,500
  Other                                                   4,396

     Total liabilities                               12,640,910

NET ASSETS                                        $  74,147,676


ANALYSIS OF NET ASSETS:
  Common stock ($.01 par value; 25,000,000 shares      $ 36,088
  authorized;3,608,842 shares issued and outstanding)
  Paid-in surplus                                    68,670,253
  Accumulated net realized gains on investments
  and securities sold short                             856,543
  Accumulated  net investment loss                   (1,996,023)
  Net unrealized appreciation on investments
  and securities sold short                           6,580,815

NET ASSETS                                           74,147,676

NET ASSET VALUE PER SHARE
 (based on 3,608,842 shares outstanding)	         $20.55


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
SCHEDULE OF INVESTMENTS
December 31, 2013


                                          Principal/        Fair
                                            Shares/        Value
					  Contracts
INVESTMENTS - 111%

Convertible Preferred Stock - 20%
United States - 20%


Affiliated Managers Group,Inc. 5.150%        48,410     3,028,651
   Due 10-15-37
Bunge Limited 4.875%			     18,090     1,948,067
Carriage Services Capital Trust 7.000%       59,500     3,004,750
   Due 06-01-29
Chesapeake Energy 5.750% (144A) (b)           1,200     1,396,500
Continental Airlines 3.000%                  15,000       720,000
   Due 11-15-30
Emmis Communications Corporation 6.250%      22,100       325,754
KeyCorporation 7.750% (d)                    12,000     1,545,000
Stanley Black & Decker, Inc. 4.750% (d)      23,970     2,957,299

Total Convertible Preferred Stock (cost $11,875,829)   14,926,021

Mandatory Convertible Preferred Stock- 2%
United States- 2%

Thompson Creek Metals Company, Inc.
1.625% Due 05-15-2015 (d)                   132,050     1,700,144

Total Mandatory Convertible Preferred Stock
(cost $2,405,034)                                       1,700,144


Convertible Bonds - 61%

Canada - 2%
B2Gold Corporation (144A)
   3.250% Due 10-01-18 (b)                  735,000       664,366
Northgate Minerals Corporation
   3.500% Due 10-01-16                      870,000       833,547

Total Canada                                            1,497,913

China - 0%
China Medical Technologies, Inc.(144A)    1,100,000         6,875
   6.250% Due 12-15-16(a)(b)(c)
ShengdaTech, Inc.(144A)                   1,430,000        21,450
   6.500% Due 12-15-15(a)(b)(c)

Total China                                                28,325


Germany-4%
Siemens AG (Reg S)                        2,500,000     2,954,750
  1.650% Due 08-16-19 (e)


Greece- 2%
Aegean Marine Petroleum Network             350,000       370,545
  4.000% Due 11-01-18
DryShips, Inc. 5.000% Due 12-01-14          480,000       483,000
Excel Maritime Carriers, Ltd. (144A)
  1.875% Due 10-15-27(a)(b)(c)            3,000,000       780,000

Total Greece                                            1,633,545


Indonesia - 0%
APP Finance VI Mauritius                  12,903,000       96,772
   0.000% Due 11-18-12(a)(c)

Switzerland- 3%
Glencore International (Reg S)
5.000% Due 12-31-14 (e)                    2,100,000    2,354,625

United Kingdom-0%
Subsea 7 (Reg S)                             100,000      126,250
   3.500% Due 10-13-14 (e)

United States - 50%
Affymetrix, Inc. 4.000%                      350,000      570,500
   Due 07-01-19
Alaska Communications Systems Group, Inc.  1,750,000    1,426,250
   (144A)6.250% Due 05-01-18 (b)(d)
Alcoa, Inc. 5.250%                    	     915,000    1,516,658
   Due 03-15-14 (d)
Annaly Mortgage Management, Inc. 4.000%    1,200,000    1,263,000
   Due 02-15-15 (d)
Ashland, Inc. 6.500% 		           2,250,000    1,985,625
   Due 06-30-29
Convanta Holding Corporation 3.250%        1,700,000    1,997,500
   Due 06-01-14
Endeavor International Corporation         1,100,000      907,500
   5.500% Due 07-15-16
EnPro Industries, Inc.                       555,000      977,161
   3.937% Due 10-15-15 (d)
Grubb & Ellis Company(144A)                  810,000        7,087
   7.950% Due 05-01-15 (a)(b)(c)
Hawaiian Holdings, Inc.                      300,000      407,625
   5.000% Due 04-01-16
Intel Corporation (144A) 3.250%            1,315,000    1,786,756
   Due 08-01-39(b)(d)
Invesco Mortgage Capital 5.000%              880,000      816,200
   Due 03-15-18
Johnson & Johnson                          1,900,000    2,394,000
   0.000% Due 07-28-20(c)(d)
L-3 Communications, Inc.                     500,000      603,125
   3.000% Due 08-01-35
Laboratory Corporation of America Holdings 1,540,000    1,897,280
   0.000% Due 09-11-21 (c)(d)
Level 3 Communications Holdings            1,000,000    1,368,100
   7.000% Due 03-15-15
Liberty Media (144A)                       1,800,000    1,816,875
   1.375% Due 10-15-23 (b)(d)
Molycorp, Inc. 6.000%                      1,000,000      803,750
   Due 09-01-17
Molycorp, Inc.                               220,000      210,650
   5.500% Due 02-01-18
Omnicom Group 0.000%                       1,160,000    1,572,525
    Due 07-31-32 (c)(d)
PHH Corporation 4.000%                     1,250,000    1,338,281
   Due 09-01-14
Rayonier Inc. 4.500%                       1,670,000    2,246,150
   Due 08-15-15
Solazyme, Inc. (144A) 6.000%                 180,000      254,475
   Due 02-01-18 (b)
Steel Dynamics, Inc.                       1,115,000    1,315,003
   5.125% Due 06-15-14(d)
Stillwater Mining Company                    965,000    1,088,641
   1.750% Due 10-15-32 (d)
Supernus Pharmaceuticals (144A)              650,000    1,047,280
   7.500% Due 05-01-19 (b)
TiVo, Inc. (144A)                            910,000    1,243,424
   4.000% Due 03-15-16(b)(d)
WellPoint, Inc. (144A)                     1,100,000    1,494,625
   2.750% Due 10-15-42(b)(d)
Xilinx,Inc.                                  600,000      959,250
  2.625% Due 06-15-17(d)
XPO Logistics, Inc.                          500,000      839,450
  4.500% Due 10-01-17
Zaza Energy Corporation (144A)               900,000      742,500
  9.000% Due 08-01-17(b)

        Total United States                            36,897,246

Total Convertible Bonds (cost $42,565,600)             45,589,426


CONVERTIBLE BOND UNITS - 4%
United States - 4%
CenterPoint Energy 1.165%                    52,300     2,791,512
  Due 09-15-29 (d)


      Total Convertible Bond Units(cost $2,066,996)     2,791,512

CORPORATE BONDS - 7%
Cayman Islands- 0%
Emerald Plantation Holdings                   201,528     137,039
    6.000% Due 01-15-20

Israel-2%
Jazz Technologies, Inc.                     1,400,000   1,386,000
    8.000% Due 06-30-15

United States - 4%
MIG,LLC Senior Secured Notes                5,158,766   2,734,146
   9.000% Cash, 8.500% PIK Due 12-31-16

United Kingdom-2%
SkyePharma (Reg S) 6.500%                     700,000   1,135,742
   Due 05-04-24 (e)

Total Corporate Bonds(cost $6,242,882)                  5,392,927

COMMON STOCK - 7%
Bahamas - 2%
Vedanta Resources Global Depository Receipt   162,493   1,256,396

Cayman Islands-0%
Emerald Plantation Holdings (c)               180,362      31,563

United States - 5%
Direxion Daily Gold Minners Bull 3X (c)       29,000      794,890
Durect Corporation (c)                        17,886       30,943
EMC Corporation (c)(d)                        34,048      856,307
Emmis Communication (c)                      318,000      855,420
Radio One, Inc.(Class D) (c)                 160,430      608,030
School Specialty, Inc. (c)                     6,777      569,268

      Total United States                               3,714,858

      Total Common Stock (cost $5,158,771)              5,002,817


WARRANTS - 6%
United States - 6%

American International Group
   expire 1-19-21 (c)                         4,980       100,845
Capital One Financial Corporation
   expire 11-14-18 (c)                       29,500     1,045,480
General Motors Corporation-
   Class C expire 12-31-15 (c)               91,500       503,250
JP Morgan Chase & Company,
   expire 10-28-18 (c)                       54,728     1,061,176
Kinder Morgan Energy Partners,
   expire 05-25-17(c)                       425,000     1,725,500
MIG, LLC, expire 02-25-15(c)                  1,076             0

      Total Warrants(cost $2,551,364)                   4,436,251

Call Options-1%
United States-1%
Allegheny Technologies (1/17/15 $20 Call)(c)    250       396,250
Direxion Daily Small Cap Bear 3X
   (1-18-14 $20 Call) (c)                     1,200       525,000

      Total Call Options (cost $893,660)                  921,250

Term Loans-2%
United States-2%
School Specialty, Inc. term loan          1,442,750     1,392,254
   9.500% Due 06-11-19

     Total Term Loans (cost $1,413,750)                 1,392,254

Escrows-0%
United States-0%
PMI Group escrow                            480,000             0
Sino Forest Corpotation escrow            1,180,000             0

     Total Escrows ($11,180)                                    0

TOTAL INVESTMENTS (cost $75,185,685)                   82,152,602

SECURITIES SOLD SHORT-(5%)
COMMON STOCK- (5%)
United States-(5%)
   Capital One Financial Corporation        (29,500)  (2,259,995)
   Carriage Services, Inc.                  (54,621)  (1,066,748)

Total Common Stock (proceeds $2,930,583)              (3,326,743)

TOTAL SECURITIES SOLD SHORT                          $(3,326,743)
(proceeds 2,930,583)

(a) This security is in default or deferral and interest is not being accrued on the position.
(b) 144A securities are those which are exempt from registration under Rule 144A of the U.S. Securities Act of 1933. These securities are subject to contractual or legal restrictions on their sale.
(c) Non-income producing securities.
(d) All or a portion of these securities are pledged as collateral for the margin account held by the broker.
(e) Reg S securities are those offered and sold outside of the United States and thus are exempt from registration under Regulation S of the U.S. Securities Act of 1933. These securities are subject to restrictions on their sale.

    Percentages are based upon the fair value as a percent of net assets as of December 31, 2013.

See notes to financial statements.

                                                       (concluded)



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013



INVESTMENT INCOME:
  Interest                                           $1,124,167
  Dividends                                             881,027
  Other                                                 194,148

      Total investment income                         2,199,342

EXPENSES:
   Custody Fees                                          14,815
   Director Fees                                         13,500
   Dividends on securities sold short                    20,558
   Insurance expense                                      4,922
   Management fees                                    1,153,702
   Margin Interest                                      264,283
   Professional fees                                     82,985
   Transfer agency fees                                  98,160
   Other                                                 10,591

        Total expenses                                1,663,516


NET INVESTMENT INCOME                                   535,826

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND SECURITIES SOLD SHORT:
  Net realized gain on investments                    5,322,545
  Net realized gain on securities sold short            281,450
  Net change in unrealized appreciation
  of investments                                      5,332,983
  Net change in unrealized appreciation
  of securities sold short                             (396,160)

     Net realized and unrealized gain(loss) from     10,540,818
     investments and securities sold short


NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                         $11,076,644


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2013 AND 2012


NET INCREASE (DECREASE) IN NET ASSETS	       2013       2012
RESULTING FROM:

OPERATIONS:
Net investment income                       $535,826   $981,250
Net realized gain on investments           5,603,995  3,566,389
   and securities sold short
Net change in unrealized appreciation      4,936,832  6,870,063
   (depreciation) of investments
   and securities sold short

Net increase in net assets               11,076,644  11,417,702
  resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income              (1,589,988)  (3,229,327)
From net capital gains                  (4,703,016)  (1,554,861)

Net decrease in net assets from         (6,293,004)  (4,784,188)
   distributions to shareholders

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                  829,730    1,410,971
Reinvestment of distributions            6,195,043    4,720,954
Payments for shares redeemed            (4,185,819)  (8,050,582)

Net increase (decrease) in net           2,838,954   (1,918,657)
 assets resulting from capital
 share transactions

NET INCREASE IN NET ASSETS               7,622,594    4,714,857

NET ASSETS - Beginning of year          66,525,082    61,810,225

NET ASSETS - End of year               $74,147,676   $66,525,082

ACCUMULATED NET INVESTEMENT LOSS       $(1,996,023)  $  (990,571)



See notes to financial statements.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 2013


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations $11,076,644 Adjustments to reconcile net increase in net assets resulting from operations to net cash provided
        by operating activities:
    Net change in unrealized appreciation                (4,936,823)
        of investments and securities sold short
    Net realized gain on investments and securities      (5,603,995)
        sold short
    Net realized gain and unrealized gain on                  9,999
        foreign currency
    Amortization and accretion                            1,616,072
    Purchases of investment securities                  (77,950,959)
    Proceeds from sale of investment securities          78,059,985
    Purchases of securities sold short                   (1,614,577)
    Proceeds from sale of securities sold short           4,826,610
    Changes in assets and liabilities:
      Decrease in receivables                                59,733
      Decrease in other assets                                6,011
      Decrease in payables                                  (15,655)

           Net cash provided by operating activities      5,533,045

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from shares sold                                 829,730
  Subscriptions received in advance                       2,300,000
  Payments for distributions to shareholders                (97,961)
  Payments for shares redeemed                           (7,315,633)
  Payments on margin balance due to broker               39,666,569
  Advances on margin balance due to broker               (38,575,888)

           Net cash used in financing activities         (3,193,183)

NET INCREASE IN CASH AND CASH EQUIVALENTS                  2,339,862

CASH AND CASH EQUIVALENTS - Beginning of year                304,405

CASH AND CASH EQUIVALENTS - End of year                  $ 2,644,267

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid during the year for interest                   $ 264,283
  Reinvestment of distributuions                         $ 6,195,043


See notes to financial statements.


ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2013


1.   ORGANIZATION

Zazove Convertible Securities Fund, Inc., a Maryland corporation (the "Fund") is registered under the Investment Company Act of 1940 as a diversified investment company that operates as a closed-end interval fund. The Fund's investment objective is to realize long-term growth, current income and the preservation of capital. The Fund pursues this objective primarily through investing in a portfolio of convertible securities. The convertible strategy focuses primarily on opportunities in the United States of America, although the Fund may hold foreign securities. Zazove Associates, L.L.C. is the Fund's investment advisor (the "Investment Advisor"). The Fund initially acquired its portfolio pursuant to a merger whereby Zazove Convertible Fund, L.P., a Delaware limited partnership registered under the Investment Company Act of 1940, was merged into the Fund on January 1, 1999.

2.   SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation-The Fund's financial statements have been prepared in accordance with accounting principals generally accepted in the United States of America and are stated in United States dollars. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

Use of Estimates-The preparation of financial statements requires the Fund's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Investments-The valuation of the Fund's investments is in accordance with policies and procedures adopted by and under the supervision of the Board of Directors. Investments are recorded at fair value.

Common stock, certain convertible preferred securities and certain derivatives that are traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the mean between the bid and ask prices. Common stock, certain convertible preferred securities and certain derivatives traded over the counter are valued at the average of the highest current independent bid and lowest current independent offer reported upon the close of trading on that day.

Convertible bond securities, corporate bond securities, certain convertible preferred securities and certain derivatives are valued at the mid-point of independent bid and offer quotes received from dealers or brokers who make markets in such securities.

Securities for which market quotations are not available are valued at fair value as determined in good faith by the Investment
Advisor with the oversight of the Board of Directors pursuant to Board of Directors' approved procedures. In such cases, fair value is derived based on all relevant facts and circumstances including, among other things, fixed income and option pricing models and conversion value.

Cash and Cash Equivalents-Cash and cash equivalents represents cash held by the Fund's custodian.

Investment Transactions and Income-Security transactions are recorded on the trade date. Realized gains or losses from sales of securities (including securities sold short) are determined on an identified cost basis. Dividend income and expense is recognized on the ex-dividend date. Interest income and expense are recognized on the accrual basis. Bond discount is accreted and bond premium is amortized over the expected life of each applicable security using the effective interest method, as long as the collectability is not in doubt and the security is performing in accordance with its contractual terms.

Indemnifications - Under the Fund's organizational documents, the Fund is obligated to indemnify its directors, officers and Investment Advisor against certain liabilities relating to the business or activities undertaken by them on behalf of the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide for general indemnification to other parties.
The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss to be remote.


3.   FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board ("FASB") Accounting
Standards Codification ("ASC") Topic 820,Fair Value Measurements
("Topic 820"),defines fair value,establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

    Level 1 - quoted prices in active markets for identical
              securities
    Level 2 - other significant observable inputs (including quoted prices for similiar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund's investments as of December 31, 2013:

                            Level1      Level2      Level3      Total
Convertible Preferred
   Stock                $5,222,299  $9,703,722          $0  $14,926,021
Mandatory Convertible
   Preferred Stock               0   1,700,144           0    1,700,144
Convertible Bonds                0  45,561,101      28,325   45,589,426
Convertible Bond Units           0   2,791,512           0    2,791,512
Corporate Bonds                  0   4,257,185   1,135,742    5,392,927
Common Stock             3,145,590     600,831   1,256,396    5,002,817
Warrants                 4,436,251           0           0    4,436,251
Calls                      921,250           0           0      921,250
Term Loan                        0           0   1,392,254    1,392,254
Escrow                           0           0           0            0


Total Investments       $13,725,390 $64,614,495 $3,812,717  $82,152,602

The following table summarizes the inputs used to value the Fund's securities sold short as of December 31,2013

                        Level1          Level2       Level3     Total

Common Stock         $ 3,326,743            0            0   $3,326,743

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

                                 Convertible  Corporate
                                    Bonds       Bonds       Warrants
Balance as of December 31, 2012   $277,900      $457,276    $    403
Realized gain                   (1,021,391)            0           0
Net change in appreciation         984,828       678,466        (403)
   (depreciation)
Purchases                                0             0           0
Sales/return of capital           (213,012)            0           0
Transfers into Level 3                   0             0           0
Transfers out of Level 3                 0             0           0

Balance as of December 31, 2013     $28,325      $1,135,742  $     0


                                    Common         Term
                                     Stock         Loans      Escrow
Balance as of December 31, 2012   $      0      $      0           0
Realized gain                            0             0           0
Net change in appreciation               0       (21,496)    (11,800)
   (depreciation)
Purchases                                0     1,421,000      11,800
Sales/return of capital                  0        (7,250)          0
Transfers into Level 3           1,256,396             0           0
Transfers out of Level 3                 0             0           0

Balance as of December 31, 2013 $1,256,396   $ 1,392,254         $ 0


The amount of total gains or losses for the year included in net assets attributable to the change in unrealized gains or losses related to Level 3 investments still held at the reporting date



Convertible     Corporate   Warrants     Term         Escrow
Bonds             Bonds                  Loan
$(36,563)       $678,466      $(403)  $ (21,496)   $ (11,800)


The Fund's policy is to recognize transfers between Levels at the end of the reporting period.For the year ended December 31, 2013, there were no transfers between Levels 1 and 2.


For the year ended December 31, 2013, a lack of market liquidity caused certain investments to be classified as Level 3.

FASB Accounting Standards Update("ASU") 2011-04 requires the following disclosures about fair value measurements of assets and liabilities classified as Level 3 within the fair value hierarchy: the valuation process used by the reporting entity and quantitative information about the unobservable inputs used in a fair value measurement.

The following table presents the quantitative information about the significant unobservable inputs and valuation techniques utilized to determine the fair value of the Fund's Level 3 investments as of December 31, 2013. The table includes Level 3 investments with values derived from third parties. Such investments are primarily based on broker/dealer quotes for which there is a lack of transparency as to inputs used to develop the valuations. The quantitative detail of these unobservable inputs is neither provided nor reasonably available to the Fund.


		  Fair Value at   Valuation     Unobservable  Amount/
Description       End of Year     Technique     Inputs        Range

Assets:
Convertible Bonds      $28,325    Broker quote
Corporate Bonds     $4,006,927    Broker quote
Common Stock        $1,256,396    Discount to   Liquidity       50%
                                  comparable    Discount
                                  securities
Term Loan          $1,392,254     Broker quote


The significant unobservable input used in the fair value measurement of the Fund's Level 3 common stock is a discount for lack of liquidity.
A significant and reasonable increase or decrease in the liquidity discount would result in a significant decrease or increase in the fair value measurement.

The valuation process of Level 3 securities follows the valuation of investments policy as disclosed in footnote 2.



4. DERIVATIVES AND HEDGING

The Fund follows the provisions of FASB ASC topic 815, Derivatives and Hedging ("Topic 815"),which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit risk related to contingent features in derivatives agreements.

As of and for the year ended December 31, 2013, the Fund held warrants which are considered derivative instruments under Topic 815. Warrants are convertible at the holder's option into a fixed number of shares of the issuer's common stock upon payment of the exercise price and are treated as convertible securities by the Fund. Warrants held by the Fund were either purchased or received pursuant to a restructuring or exchange transaction. Equity price is the primary risk exposure of warrants. Net realized gain on 352,000 warrants was $1,309,244 and is included in net realized gain on investments on the statement of operations. Net change in unrealized appreciation on 958,784 warrants was $221,063 and is included in net change in unrealized appreciation of investments on the statement of operations. As of December 31, 2013, the Fund held 606,784 warrants with fair value of $4,436,251 which is included in investments on the statement of assets and liabilities.

As of an for the year ended December 31, 2013, the fund held call options which are considered derivative instruments under Topic 815. Call options are an agreement that gives the Fund the right (but not the obligation) to buy a common stock, bond, commodity or other instrument at a specified price within a specified time period. Equity price is the primary risk exposure of call options. Net realized loss on 1,200 call options was $616,656 and is included in net realized gain on investments on the statement of operations. Net change in unrealized appreciation on 2,650 call options was $27,590 and is included in the net change in unrealized appreciation of investments on the statement of operations. As of December 31, 2013, the fund held 1,450 call options with fair value of $921,250 which is included in investments on the statement of assets and liabilities.

In January 2013, the FASB issued ASU No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities ("ASU 2013-01")
The ASU was developed to address implementation issues about the scope of ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 requires entities to disclose both gross and net information for recognized derivative instruments and financial instruments that are either offset in the Statements of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. ASU 2013-11 clarified that the scope of ASU 2011-11 applies to derivatives accounted for in accordance with ASC Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. As of and for the year ended December 31, 2013, the Fund did not hold any derivatives instruments that would require disclosure under ASU 2013-01.



5.   CAPITAL SHARE TRANSACTIONS

The Fund is authorized to issue up to 25,000,000 shares of common stock, $0.01 par value. Shareholders are entitled to one vote per share on all corporate issues put to vote of the shareholders, although the Fund does not contemplate holding annual meetings to elect directors or for any other purpose.

Upon approval of the Board of Directors, shares may be purchased as of the first business day of each month at the then net asset value per share. All subscription funds received after the first business day of the month will be added to the general funds of the Fund at the beginning of the following month.

On a quarterly basis, the Fund will offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. On November 21, 2013, the Fund offered to repurchase shares as of December 31, 2013, which are reflected as capital shares redeemed on the statement of assets and liabilities. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year. This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter. There were no redemption fees charged during 2013.

Distributions from the Fund are recorded on the ex-distribution date. All ordinary and capital gain distributions are automatically reinvested in Shares at the net asset value on the ex-distribution date unless Shareholders elect in writing to receive such distributions in cash.


In the case of the termination of the Fund, distributions to the shareholders will be made in proportion to their respective share ownership after the payment of all Fund creditors.

Changes in Shares Outstanding        2013             2012

Shares sold                        39,968            75,048
Shares issued from reinvestment   303,828           256,156
of distributions
Shares redeemed                  (203,177)         (423,090)

Net increase(decrease)            140,619           (91,886)

Shares outstanding at the
beginning of year               3,468,223          3,560,109

Shares outstanding at the
end of the year                 3,608,842          3,468,223

6.   MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Zazove Associates, L.L.C. has been engaged as the Fund's Investment Advisor and fund accountant pursuant to the terms of an Investment Advisory Agreement. As Investment Advisor and fund accountant of the Fund, Zazove Associates, L.L.C. will receive management fees based on the following management fee schedule. Management fees are computed and paid on a monthly basis based on the net assets of the Fund as of the beginning of the month.

                                        Net Assets
                                         in Excess
                                      of $20,000,000   Net Assets
                 First $20,000,000        up to       in Excess of
 Net Assets        in Net Assets        $70,000,000    $70,000,000

Annual management
 fee rate               2.00%              1.50%          1.00%


As of December 31, 2013, certain employees and affiliates of the Investment Advisor held 8.38% of the outstanding shares of the Fund.

The Fund bears all normal direct costs and expenses of its operations including: management fees; brokerage commissions; custodian fees; transfer agency fees; legal, audit, accounting and tax preparation expenses; applicable state taxes and other operating expenses such as regulatory filing fees and costs for communications with shareholders. The Fund will not incur costs and expenses associated with the offering of shares in the Fund. The custodian fees and transfer agent fees are paid to UMB Bank, N.A.

The overall responsibility for the management and operation of the Fund is vested in the Board of Directors (the "Board"). The Board consists of four directors: Gene T. Pretti, Andrew J. Goodwin III, Jack L. Hansen, and Peter A. Lechman. Each of the three directors who are not affiliated with the Investment Advisor received
$4,500 for their service to the Fund during 2013.

Gene T. Pretti, President, and Steven M. Kleiman, Secretary and Treasurer, are the principal officers of the Fund and are responsible for the day-to-day supervision of the business and affairs of the Fund. Steven M. Kleiman is the Fund's
Chief Compliance Officer and is responsible for administering the Fund's compliance policies and procedures. Except for certain actions requiring the approval of the shareholders or the Board of Directors, the principal officers of the Fund have the power and authority to take all actions deemed necessary and appropriate to pursue the Fund's objective.

Shareholders in the Fund will be unable to exercise any management functions. Management of the Fund is vested exclusively with the Board of Directors. There will not be any shareholder vote unless required by the Investment Company Act of 1940.

7.   INCOME TAXES


FASB ASC Topic 740, Income Taxes ("Topic 740"),provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Topic 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. Topic 740 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. The Fund has not taken any tax positions that do not meet the more-likely-than-not threshold. The tax years 2010-2013 remain subject to examination by the Internal Revenue Service.

It is the Fund's policy to meet the requirements for qualification as a registered investment company as defined in Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income and capital gains to the Fund's shareholders. Therefore, no provision for federal income taxes has been made.

At December 31, 2013, the Fund had $59,326 in undistributed short term capital gains and $224,225 in undistributed long term capital gains for federal income tax purposes.

The amount of distributions from net investment income and net realized capital gaines are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Book to tax differences are primarily attributable to tax rules regarding contingent payment debt instruments and market discount bonds. To the extent these book to tax differences are permanent in nature, such amounts are reclassified among paid-in surplus, accumulated undistributed net realized gain
(loss) on investments and accumulated undistributed net investment income (loss). Accordingly, at December 31,2013, reclassifications were recorded to decrease accumulated undistributed net investment loss by $48,710, decrease accumulated net realized gains on investments and securities sold short by $49,858 and increase paid-in surplus by $1,148.

At December 31, 2013, the cost and related gross unrealized appreciation and depreciation for federal income tax purposes are as follows:


  Cost of investments for tax purposes           $74,476,421

  Gross tax unrealized appreciation               11,567,064
  Gross tax unrealized depreciation               (6,943,641)

  Net tax unrealized appreciation on investments   $4,623,423


8. DISTRIBUTIONS TO SHAREHOLDERS

On August 29, 2013, the Fund's directors declared a dividend payable December 1, 2013 to shareholders of record on November 18, 2013. The December 1, 2013 dividend payment was
$1.88 per share.

The character of distributions paid during the years ended
December 31, 2013 and 2012 for federal income tax purposes were as follows.

                              2013                2012
Distributions paid from net
investments income and
short-term capital gains    $1,991,669       3,229,327
Distributions paid from
long term capital gains      4,301,335       1,554,861

Total Distributions paid    $6,293,004       4,784,188


9.   INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, the cost of purchases and proceeds from sales of investments (excluding short-term investments) were $80,939,630 and $84,484,106, respectively. There were no purchases or sales of long-term U.S. government securities.

10.   OFF-BALANCE-SHEET AND CONCENTRATION OF RISKS

The Fund may engage in the short sale of securities. Securities sold short represent obligations of the Fund that result in off-balance-sheet risk as the ultimate obligation may exceed the amount shown in the accompanying financial statements due to increases in the market values of these securities. These short positions are generally hedged positions against portfolio holdings and, as a result, any increase in the Fund's obligation related to these short positions will generally be offset by gains in the related long positions.

At December 31,2013, the Fund's investments by industry concentrations (as a percentage of net assets) were as follows:

  Diversified Metals & Mining           12.2%
  Broadcasting & Cable           	 7.9%
  Health Services	                 6.1%
  Healthcare Equipment & Supplies        5.8%
  Semiconductors	                 5.6%
  Conglomerates	                         5.3%
  Diversified Financials	         5.2%
  Real Estate                            4.7%
  Household Durables                   	 4.0%
  Integrated Telecom Services            3.8%
  Misc. Media            	         3.7%
  Precious Metals               	 3.4%
  Misc. Transportation	                 3.3%
  Oil - Integrated       	         3.1%
  Misc Energy	                         3.0%
  Pharmaceuticals	                 3.0%
  Chemicals      	                 2.7%
  Retail-Specialty                       2.6%
  Food   	                         2.6%
  Entertainment  	                 2.5%
  Natural Gas Diversified                2.3%
  Advertising    	                 2.1%
  Banks-Regional                         2.1%
  Commercial Services	                 1.8%
  Steel	                                 1.8%
  Airlines	                         1.5%
  Banks-Major   	                 1.4%
  Misc. Financial                        1.4%
  Software-Applications & System         1.2%
  Oil & Gas Products	                 1.0%
  Aerospace & Defense                    0.8%
  Biotechnology	                         0.8%
  Mutual Funds	                         0.7%
  Auto                  	         0.7%
  Paper & Forest Products                0.4%
  Oil Services                           0.2%
  Insurance - Multiline	                 0.1%
  Misc. Healthcare	                 0.0%

At December 31,2013, the Fund's securities sold short by industry concentrations(as a percentage of net assets) were as follows:

  Misc. Financial	                -3.0%
  Health Services                       -1.5%

Since the Fund does not clear its own investment transactions, it has established an account with a third-party custodian (UMB
Bank, N.A.) for this purpose. In addition, the Fund has established an account with a brokerage firm (Citigroup) for the purpose of purchasing securities on margin. At December 31, 2013, the Fund owed the brokerage firm $6,042,553 for securities purchased on margin (reflected as due to broker in the statement of assets and liabilities). The Fund has pledged sufficient securities as collateral for the margin account held by the custodian.
The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. Interest is charged on payable balances at a rate equal to the Federal Funds rate (0.07% at December 31, 2013) plus 300 basis points. For the year ended December 31, 2013, margin interest expense was $264,283 as shown on the statement of operations. For the year ended December 31, 2013, the average margin balance and interest rate were $6,702,677 and 3.10%, respectively.


11.   SUBSEQUENT EVENTS

In accordance with FASB ASC Topic 855, Subsequent Events, management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

Management has determined that there are no material events that would require disclosure in the Fund's financial statements.


                        * * * * *
ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FINANCIAL HIGHLIGHTS
For the Five-Year Period Ended December 31, 2013


                           2013    2012    2011    2010    2009
Net Asset Value-
 Beginning of Year        $19.18  $17.36  $21.05  $18.10  $10.62

INCOME FROM INVESTMENT
 OPERATIONS:

Net investment income(a)    0.16    0.28    0.42    0.30    0.64
Net realized and
 unrealized gains or
 losses on investments      3.09    2.94   (2.31)   3.22    7.57

Total from investment
 operations                 3.25    3.22   (1.89)   3.52    8.21

Less distributions
to shareholders:

From net investment
income and short term
capital gains              (0.59)  (0.95)  (1.15)   (0.57)  (0.73)
From long term
capital gains              (1.29)  (0.45)  (0.65)    0.00    0.00
Return of capital           0.00    0.00    0.00     0.00    0.00

Total distributions
to shareholders            (1.88)  (1.40)  (1.80)   (0.57)  (0.73)
Net Asset Value-
 End of year              $20.55  $19.18  $17.36   $21.05   $18.10

TOTAL RETURN(b)           17.02%   18.88%  (9.14)%  19.60%  77.58%


RATIOS/SUPPLEMENTAL DATA:

Net assets-
end of year        $74,147,676  $66,525,082 $61,810,225 $69,815,888 56,537,997

Ratio of expenses
to average net
assets(c)               2.33%       2.30%      2.21%      2.23%     2.06%
Ratio of net
investment income
to average net
assets                  0.75%       1.49%       1.99%      1.56%     4.41%
Portfolio turnover rate  100%         68%         77%       101%      129%

(a) Net investment income allocated based on average shares method.
(b) Total return assumes reinvestment of all dividends and distributions.
(c) Ratio of expenses to average net assets is determined including margin interest. The ratio excluding margin interest, which is a cost of capital, was 1.96%, 1.99%, 1.92%, 1.88%, and 2.03% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See notes to financial statements.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
PROXY VOTING POLICIES (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free at 800.217.2978 and (ii) on the Commission's website at http://www.sec.gov.


DIVIDEND REINVESTMENT PLAN(UNAUDITED)

Distributions from the Fund are recorded on the ex-distribution date. Pursuant to the Fund's Dividend Reinvestment Plan
("DRIP"), all ordinary and capital gains distributions are reinvested in Shares at the then prevailing net asset value.
Each Shareholder is automatically included in the DRIP unless the Fund receives a written request from the Shareholder to receive such distributions in cash, or cash and stock. In order to determine the number of shares to be received by each Shareholder that participates in the DRIP, the aggregate ordinary and capital gain distribution allocated to the Shareholder that is to be reinvested is divided by the Fund's Net Asset Value per share immediately after giving effect to the aggregate amount of the dividend distribution declared by the Fund. For federal income tax purposes, dividends paid by the Fund are taxable whether received in cash or reinvested in additional Shares pursuant to the DRIP. There are no fees, commissions or expenses associated with the participation in the DRIP and Shareholders may elect to terminate their participation in the DRIP by written request to the Fund. Additional information regarding the Dividend Reinvestment Plan may be obtained by contacting the Investment Advisor at 847.239.7100.

TAX INFORMATION (UNAUDITED)

For corporate shareholders, 12.4% of the distributions qualify for the dividends received deduction.

Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the Year ended December 31, 2013, 12.6% of the dividends paid from the net investment income from the Fund is designated as qualified dividend income.

ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
FUND EXPENSES (UNAUDITED)

A shareholder of the Fund incurs two types of costs: (1) transaction costs, such as redemption fees which may apply to shares held for less than one year, and (2) ongoing costs, including investment advisory fees, transfer agent fees, and other Fund expenses. The examples below are intended to help shareholders understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The following table provides information about actual account values and actual fund expenses for shareholders. The table shows the expenses that a shareholder would have paid on a $1,000 investment in the Fund from July 1, 2013 to December 31, 2013 as well as how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. A shareholder can estimate expenses incurred for the period by dividing the account value at December 31, 2013 by $1,000 and multiplying the results by the number in the Expenses Paid During the Period row as shown below.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,087.97
Expenses Paid During Period*                $   12.36
Annualized Expense Ratio                         2.35%

Hypothetical Example for Comparison Purposes

The following table provides information about a hypothetical account value and hypothetical expenses for the period July 1, 2013 to December 31, 2013 based upon the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses shareholders paid for the period. Shareholders may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the third line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
In addition, if these transaction costs were included, your costs would have been higher.

Beginning Account Value                     $1,000.00
Ending Account Value                        $1,013.40
Expenses Paid During Period*                $   11.92
Annualized Expense Ratio                        2.35%

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent fiscal half-year) divided by 365 (to reflect the one-half year period). For this purpose, margin interest is treated as an expense as opposed to a cost of capital.



ZAZOVE CONVERTIBLE SECURITIES FUND, INC.
INVESTMENT ADVISORY AGREEMENT APPROVAL

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board and by a majority of the independent Directors.

On November 26, 2013, the Board of Directors, including the independent Directors (referred to collectively as the "Directors") unanimously determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In approving the investment advisory agreement, the Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements.

The Directors evaluated, among other things, the items set forth below, and, after considering all factors together, determined, in the exercise of its business judgment, that approval of the investment advisory agreement was in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered by the Directors.

Nature, Extent and Quality of the Services Provided.
The Directors considered the roles and responsibilities of the Investment Advisor. The Directors discussed with the Investment Advisor the systems and resources utilized in managing the Fund and providing additional services including, accounting, legal, administrative, marketing and client service. The Directors determined that the nature, extent and quality of the services provided by the Investment Advisor support its decision to approve the investment advisory contract.

Performance, fees and expenses of the Fund.
The Directors compared the Fund's performance to its peers in the open-end convertible fund universe. In addition, on a regular basis, the Directors review the Fund's performance verses appropriate market indices. When considering the Fund's performance, the Directors discussed with the Investment Advisor the performance goals and the actual results achieved in managing the Fund with an emphasis placed on long-term returns.The Directors discussed with the Investment
Advisor the level of advisory fees for the Fund relative to other products advised by the adviser and the level of Fund expenses, including advisory fees, relative to comparable funds in the marketplace. The Directors reviewed not only the advisory fees but also other fees and expenses incurred by the Fund and the Fund's overall expense ratio. The Directors determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Pofitability. The Directors discussed the substantial resources that the Investment Advisor utilizes in performing its services for the Fund as well as the profitability of the Fund as compared to other products managed by the Investment Advisor. The Directors determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale.
The Directors considered the size of the Fund, the breakpoints in the management fee structure and how it relates to the Fund's expense ratio. The Directors determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

DIRECTORS AND OFFICERS (UNAUDITED)
                                                   Number of
Name, Address  Position(s)Term and    Principal    Portfolios  Other
and Age        held with  Length of   Occupation(s)in Fund  Director-
               the fund   Time Served              Complex    ships
                                                   Overseen  Held by
                                                   by        Director
                                                   Director

Gene T. Pretti Director   Indefinite1 CEO, Sr.           N/A     N/A
1001 Tahoe BlvdPresident  20 years   Portfolio Mngr.
Incline Village,                     Zazove Associates, LLC
Nv 89451
Age: 52

Steven M.      Secretary  18 years    COO and Legal      N/A     N/A
Kleiman        Treasurer              counsel
1033 Skokie                           Zazove Associates, LLC
Blvd Suite 310
Northbrook, IL 60062
Age: 52

Andrew J.      Director   Indefinite  Investment Advisor N/A     N/A
Goodwin, III              20 years2   Optimum Investment Advisors
100 S. Wacker
Suite 2100
Chicago, IL 60606
Age: 70

Jack L. Hansen  Director  Indefinite  Portfolio Manager   N/A    N/A
3600 Minnesota Dr         18 years2   The Clifton Group
Suite 325
Edina, MN 55435
Age: 53

Peter A.       Director   Indefinite  Physician at        N/A     N/A
Lechman                   20 years2   Northwestern Memorial
914 Wagner Road
Glenview, IL 60025
Age: 50




1 "Interested person" as defined in the Investment Company Act of
   1940, as amended.
2 Includes time served as Director General Partner with Zazove
  Convertible Fund, L.P., the predecessor to the Fund.





ZAZOVE CONVERTIBLE SECURITIES FUND, INC.

DIRECTORS                      Andrew  J. Goodwin, III
                               Jack L. Hansen
                               Peter A. Lechman
                               Gene T. Pretti

OFFICERS                       Gene T. Pretti
                               Steven M. Kleiman

INVESTMENT ADVISOR             Zazove Associates, LLC
                               1001 Tahoe Blvd.
                               Incline Village, NV  89451

CUSTODIAN                      UMB Bank N.A.
                               928 Grand Avenue
                               Kansas City, MO  64106

INDEPENDENT REGISTERED         Deloitte & Touche LLP
PUBLIC ACCOUNTING FIRM         111 South Wacker Drive
                               Chicago, IL  60606

DIVIDEND-DISBURSING            UMB Fund Services, Inc.
AND TRANSFER AGENT             803 W. Michigan Street, Suite A
                               Milwaukee, WI  53233-2301









Item 2:	Code of Ethics

(a) Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer(s).

(b) No action required.

(c) Registrant did not adopt any amendment to the Code of Ethics during the period covered.

(d) Registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached as an Exhibit hereto.

    (2) Not applicable.

    (3) Upon request, registrant will provide a copy without charge of its Code of Ethics. Requests may be made by contacting registrant by telephone at 847.239.7100.


Item 3:  Audit Committee Financial Expert
Although Registrant's disinterested directors are sophisticated and financially literate and have the necessary education and experience to be effective directors, no director possesses all of the specified attributes required to qualify as an audit committee financial expert under the rules.

Item 4:  Principal Accountant Fees and Services
(a) Audit Fees:
    Audit Fees for the year ended December 31, 2012  $29,900
    Audit Fees for the year ended December 31, 2013  $30,800

(b) Audit Related Fees:
    Audit-Related Fees for the year ended December 31, 2012 $0.00 Audit-Related Fees for the year ended December 31, 2013 $0.00

(c) Tax Fees:
    Tax Fees for the year ended December 31, 2012  $12,100
    Tax Fees for the year ended December 31, 2013  $12,700
    The foregoing fees were incurred for professional services rendered by Registrant's principal accountant for tax Compliance and tax return preparation.

(d) All Other Fees:
    All Other Fees for the year ended December 31, 2012  $0.00
    All Other Fees for the year ended December 31, 2013  $0.00

(e) Audit Committee's Procedures (Rule 2-01 of Regulation S-X).
    This Rule is not applicable since Registrant is not a reporting company under the Securities Exchange Act of 1934.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant for the years ended
    December 31, 2012 and December 31, 2013 were $12,100 and
    $12,700, respectively.

    The aggregate non-audit fees billed by Registrant's accountant for services rendered to Registrant's investment advisor for the years ended December 31, 2012 and December 31, 2013 were $20,400 and $21,000, respectively.

(h) Registrant's board of directors was made aware of the fact that Registrant's principal accountant provides tax preparation and audit services for Registrant's investment advisor and for investment partnerships managed by investment advisor.

Item 5:  Audit Committee of Listed Registrants
This item only applies to a registrant that is a listed issuer as defined in Rule 10A-3 under the Exchange Act
(17 CFR 240.10A-3) and is therefore not applicable.

Item 6: Schedule of Investments. This information is included in the Report to Shareholders in Item 1.

Item 7:	Disclosure of Proxy Voting Policies and
Procedures for Closed-End Management Investment Companies.
A copy of Registrant's Proxy Voting Policies and
Procedures are included as an Exhibit hereto.

Item 8:  Portfolio Managers of Closed-End Management Investment
Companies

(a)
(1) Zazove Associates, LLC is engaged as the Fund's Investment Advisor pursuant to the terms of an Investment Advisory Agreement. The Investment Advisor is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.
Gene T. Pretti serves as President of the Fund and has served as the Investment Advisor's Chief Executive Officer and Senior
Portfolio Manager since October 1989. Mr. Pretti is responsible for the day-to-day management of the Fund and is also primarily responsible for managing certain other investment portfolios managed by the Investment Advisor.

(2) The following chart provides certain information with regard to the other accounts over which Mr. Pretti is primarily responsible for the day-to-day management:

Category                          No. of Accounts    Assets
Registered investment companies          -0-         -0-
Other Pooled investment vehicles          2          $106.1 million
Other Accounts                           98          $4.3 billion

                                  No. of Accounts
                                  With Performance
                                  Based Fees         Assets
Registered investment companies       -0-            -0-
Other Pooled investment vehicles       1            $87.5 million
Other Accounts                        23            $1.4 billion

The Investment Advisor engages in the practice of placing aggregate orders for the purchase or sale of securities on behalf of its clients, which could include the Fund. It is often the case that larger principal transactions can be executed at more favorable prices than multiple smaller orders. In addition, larger broker transactions may often be executed at lower commission costs on a per-dollar basis than multiple small orders. In all cases in which an aggregate order to purchase or sell securities is placed by the Investment Advisor, each account that participates in the aggregated order will participate at the average price and all transactions costs will be shared pro rata. The Investment Advisor will act in good faith in the allocation of an aggregated order among accounts (including the Fund) such that no account is favored over any other account. The Investment Advisor may have financial or other incentives to favor certain other accounts over the Fund (e.g., another account pays higher fees), but the Investment Advisor intends to treat all accounts (including the Fund) in a fair, reasonable and equitable manner.

(3) Portfolio Manager Compensation
Mr. Pretti receives a fixed salary that is not dependent on the performance of the Fund or any other accounts that he is primarily responsible for managing. As the Investment Advisor's majority equity holder, Mr. Pretti receives a distributive share of the Investment Advisors net income.

(4) Portfolio Manager Beneficial Ownership in the Fund
The dollar range of Mr. Pretti's beneficial interest of equity securities in the Fund is $500,000 - $1,000,000.

(b)  Not applicable.

Item 9: Purchases of Equity Securities by Closed-End
Management Investment Company and Affiliated Purchasers.

Month Ending  Total No.   Avg. Price  Total No.    Maximum No.
              Shares      Paid Per    Of Shares    (or approximate
              Purchased   Shares      Purchased    value) of shares
                                      As Part of   that May Yet Be
                                      Publicly     Purchased Under
                                      Announced    the Plans or
                                      Plans or     Programs
                                      Programs

January        -0-

February       -0-

March         112,911    $20.35          *             *

April          -0-

May            -0-

June          25,094     $20.63          *             *

July           -0-

August         -0-

September     20,601      $22.06          *             *

October        -0-

November       -0-

December      44,571      $20.55          *             *


* On a quarterly basis, it is a basic policy of the Fund to offer to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share. Notice of the terms and conditions of each quarterly repurchase offer are sent to the shareholders in advance of the offer. The Fund may impose a 2% fee on the redemption of fund shares held for less than one year.
This fee is intended to compensate the Fund for expenses related to such redemption. Shares are redeemed by treating the shares first acquired by a shareholder as being redeemed prior to shares acquired by such shareholders thereafter.
There were no redemption fees imposed during 2013. It is a basic policy of the Fund to offer on a quarterly basis to repurchase no less than 5% and no more than 25% of the Fund's outstanding shares at the then net asset value per share.
A Shareholder who desires to have Shares redeemed at the close of a calendar quarter must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." The Fund will send a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then the Fund may repurchase an additional two percent of the outstanding Shares. If there is still an excess, the Fund will repurchase Shares on a pro rata basis. The Fund has adopted written procedures reasonably designed to ensure that the Fund's portfolio is sufficiently liquid to enable the Fund to fulfill the repurchase requests. The Fund has the right, under certain circumstances, to force the redemption of all or a portion of the Shares held by a Shareholder. The Fund may impose a 2% fee on the repurchase of Shares held for less than one year, which fee is intended to compensate the Fund for expenses related to such redemption. Shares are deemed repurchased by treating the Shares first acquired by a Shareholder as being repurchased prior to Shares acquired by such Shareholder thereafter.


Item 10:  Submission of Matters to a Vote of Security Holders.
No material change.

Item 11: Controls and Procedures
a) Registrant's principal executive officer and principal financial officer have evaluated Registrant's disclosure controls and Procedures within 90 days of this filing and have concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) were effective as of that date, in ensuring that the information required to be disclosed by Registrant in this Form N-CSR was recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officer and principal financial officer concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

b) There were no changes in Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during Registrant's last fiscal half-year (Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Registrant's internal control over financial reporting.


Item 12:  Exhibits
(a)(1) Registrants Code of Ethics is attached as an exhibit.

(a)(2) The certification required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) of each principal executive officer of Registrant is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zazove Convertible Securities Fund, Inc.


By: /s/ Gene T. Pretti
    ---------------------------------
Name: Gene T. Pretti
Title: Principal Executive Officer
Date: February 27, 2013


By: /s/ Steven M. Kleiman
    ---------------------------------
Name: Steven M. Kleiman
Title: Principal Financial Officer
Date: February 27, 2013